Exhibit 23.4

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 of DND Technologies, Inc. of our Independent Auditors' Report dated February 18, 2005 appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, filed on April 15, 2005.


                                                 /s/ Farber & Hass, LLP
                                                 Camarillo, California
                                                 June 14, 2005